Basis of Presentation	12 Months Ended
Oct. 31, 2023
Text Block [Abstract]
Basis of Presentation
Note 1: Basis of Presentation
Bank of Montreal (the bank or BMO) is a chartered bank under the
Bank Act (Canada)
and is a public company incorporated in Canada. We are a highly diversified financial services company, providing a broad range of personal and commercial banking, wealth management and investment banking products and services. The bank’s head office is at 129 rue Saint-Jacques, Montreal, Quebec. Our executive offices are at 100 King Street West, 1 First Canadian Place, Toronto, Ontario. Our common shares are listed on the Toronto Stock Exchange (TSX) and the New York Stock Exchange.
We have prepared these consolidated financial statements in accordance with International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board (IASB). We also comply with interpretations of IFRS by our regulator, the Office of the Superintendent of Financial Institutions (OSFI).
Our consolidated financial statements have been prepared on a historic cost basis, except for the revaluation of the following items: assets and liabilities held for trading; financial assets and liabilities measured or designated at fair value through profit or loss (FVTPL); financial assets measured or designated at FVOCI; financial assets and liabilities designated as hedged items in qualifying fair value hedge relationships; cash-settled share-based payment liabilities; defined benefit pension and other employee future benefit liabilities; and insurance-related liabilities.
These consolidated financial statements were authorized for issue by the Board of Directors on December 1, 2023.
Basis of Consolidation
These consolidated financial statements are inclusive of the financial statements of our subsidiaries as at October 31, 2023. We conduct business through a variety of corporate structures, including subsidiaries, structured entities (SEs), associates and joint ventures. Subsidiaries are those entities where we exercise control through our ownership of the majority of the voting shares. We also hold interests in SEs, which we consolidate when we control the SEs. These are more fully described in Note 7. All of the assets, liabilities, revenues and expenses of our subsidiaries and consolidated SEs are included in our consolidated financial statements. All intercompany transactions and balances are eliminated on consolidation.
We hold investments in associates, where we exert significant influence over operating and financing decisions (generally companies in which we own between 20% and 50% of the voting shares). These are accounted for using the equity method. The equity method is also applied to our investments in joint ventures, which are entities where we exercise joint control through an agreement with other shareholders. Under the equity method of accounting, investments are initially recorded at cost, and the carrying amount is increased or decreased to recognize our share of an investee’s net income or loss, including other comprehensive income or loss. Additional information regarding accounting for investments in associates and joint ventures is included in Note 3.
Significant Accounting Policies
To facilitate a better understanding of our consolidated financial statements, we have disclosed our significant accounting policies throughout the following notes with the related financial disclosures by major caption:

Translation of Foreign Currencies
We conduct business in a variety of foreign currencies and present our consolidated financial statements in Canadian dollars, which is our functional currency. Monetary assets and liabilities, as well as non-monetary
assets and liabilities measured at fair value, that are denominated in foreign currencies are translated into Canadian dollars at the exchange rate in effect at the balance sheet date.
Non-monetary
assets and liabilities not measured at fair value are translated into Canadian dollars at historical rates. Revenues and expenses denominated in foreign currencies are translated using the average exchange rate for the year.
Unrealized gains and losses arising from translating our net investment in foreign operations into Canadian dollars, net of related hedging activities and applicable income taxes, are included in our Consolidated Statement of Comprehensive Income within net gains (losses) on translation of net foreign operations. When we dispose of a foreign operation such that control, significant influence or joint control is lost, the cumulative amount of the gain (loss) on translation and any applicable hedging activities and related income taxes is reclassified to our Consolidated Statement of Income as part of the gain or loss on disposition.
Foreign currency translation gains and losses on equity securities measured at FVOCI that are denominated in foreign currencies are included in accumulated other comprehensive income on FVOCI equity securities, net of taxes, in our Consolidated Statement of Changes in Equity. All other foreign currency translation gains and losses are included in foreign exchange gains, other than trading, in our Consolidated Statement of Income as they arise.

From
time to time, we enter into foreign exchange hedge contracts to reduce our exposure to changes in the value of foreign currencies. Realized and unrealized gains and losses that arise on the mark-to-market
of foreign exchange contracts related to economic hedges are included in non-interest
revenue in our Consolidated Statement of Income. Changes in the fair value of derivative contracts that qualify for hedge accounting are recorded in our Consolidated Statement of Comprehensive Income within net change in unrealized gains (losses) on cash flow hedges, with the spot/forward differential (the difference between the foreign currency exchange rate at the inception of the contract and the rate at the end of the contract) recorded in interest income (expense) over the term of the hedge.
Revenue
Dividend Income
Dividend income is recognized when the right to receive payment is established. This is the ex-dividend
date for listed equity securities.
Fee Income
Securities commissions and fees
are earned in BMO Wealth Management (BMO WM) and BMO Capital Markets (BMO CM) on brokerage transactions executed for customers, generally as a fixed fee per share traded, and the commissions and related clearing expense are recognized on trade date. There are also fees based on a percentage of the customer’s portfolio holdings that entitle them to investment advice and a certain number of trades, which are recorded over the period to which the fees relate.
Deposit and payment service charges
are primarily earned in Personal and Commercial Banking (P&C) and include monthly account maintenance fees and other activity-based fees earned on deposit and cash management services. Fees are recognized over time when account maintenance and cash management services are provided, or at a point in time when an income-generating activity is performed.
Card fees
are earned in P&C and primarily include interchange income, late fees and annual fees. Card fees are recorded when the related services are provided, except for annual fees, which are recorded evenly throughout the year. Interchange income is calculated as a percentage of the transaction amount and/or a fixed price per transaction, as established by the payment network, and is recognized when the card transaction is settled. Reward costs for our cards are recorded as a reduction in card fees when redeemed.
Investment management and custodial fees
are earned in BMO WM and are based primarily on the balance of assets under management or assets under administration, as at the period end, for investment management, custodial, estate and trustee services provided. Fees are recorded over the period the services are performed.
Mutual fund revenues
are earned in BMO WM as fees for fund management services, which are primarily calculated and recorded based on a percentage of the fund’s net asset value. The fees are recorded over the period the services are performed.
Underwriting and advisory fees
are earned in BMO CM and arise from securities offerings in which we act as an underwriter or agent, structuring and administering loan syndications, and fees earned from providing merger-and-acquisition
services and structuring advice. Underwriting and advisory fees are generally recognized when the services are completed.
Leases
We are lessors in both financing leases and operating leases. Leases are classified as financing leases if they transfer
substantially all the risks and rewards incidental to ownership of the leased asset to the lessee. Otherwise they are classified as operating leases, as we retain substantially all the risks and rewards of asset ownership.
As lessor in a financing lease, a loan is recognized equal to the investment in the lease, which is calculated as the present value of the minimum payments to be received from the lessee, discounted at the interest rate implicit in the lease, plus any unguaranteed residual value we expect to recover at the end of the lease. Finance lease income is recognized in interest, dividend and fee income, loans, in our Consolidated Statement of Income.
Assets under operating leases are recorded in other assets in our Consolidated Balance Sheet. Rental income is recognized on a straight-line basis over the term of the lease in non-interest
revenue, other, in our Consolidated Statement of Income. Depreciation on these assets is recognized on a straight-line basis over the term of the lease in non-interest
expense, other, in our Consolidated Statement of Income.
Refer to Note 9 for our policy on lessee accounting.
Assets
Held-for-Sale
Non-current
non-financial
assets classified as
held-for-sale
are measured at the lower of their carrying amount and fair value less costs to sell and are presented within other assets in our Consolidated Balance Sheet. Subsequent to its initial classification, a non-current
asset is no longer depreciated or amortized, and any subsequent write-down in fair value less costs to sell is recognized in non-interest
revenue, other, in our Consolidated Statement of Income.
Interbank Offered Rate Reform – Phase 2 Amendments
Effective November 1, 2020, we early adopted the IASB’s IBOR Phase 2 amendments to IFRS 9
Financial Instruments
(IFRS 9), IAS 39
Financial Instruments: Recognition and Measurement
(IAS 39), IFRS 7
Financial Instruments: Disclosures
(IFRS 7) and IFRS 4
Insurance Contracts
(IFRS 4), as well as IFRS 16
Leases.
These amendments address issues that arise from implementation of Interbank Offered Rate (IBOR) reform, as IBORs will be replaced with alternative reference rates (ARRs). As at October 31, 2023, BMO had transitioned all exposure to sterling, euro, Swiss franc, Japanese yen and USD LIBOR settings to ARRs.

On May 16, 2022, Refinitiv Benchmark Services UK Limited announced that it will cease publication of all remaining Canadian Dollar Offered Rate (CDOR) settings immediately after June 28, 2024, using a two-stage
transition approach. By the end of the first stage on June 30, 2023, all new derivative contracts and securities were expected to reference the Canadian Overnight Repo Rate Average (CORRA), with the exception of derivatives that hedge or reduce CDOR exposures from derivatives or securities that were transacted before June 30, 2023, or loan agreements entered into before June 28, 2024. All remaining CDOR exposures are to be transitioned to CORRA by June 28, 2024, marking the end of the second stage. On July 27, 2023, the Canadian Alternative Reference Rate (CARR) working group announced that lenders may not offer new CDOR and bankers’ acceptance (BA) loans after November 1, 2023. The announcement does not impact our project plans.
With the transition from CDOR and BAs to ARRs well underway, and as both a holder and an issuer of CDOR-based instruments, BMO continues to be exposed to financial, operational, legal and regulatory, and reputational risks. These risks arise principally either from amending legacy contracts from CDOR to an ARR or from existing fallback clauses for new ARRs and the resulting impact on economic risk management, as well as from updating hedge designations as the new ARRs emerge. Our enterprise IBOR Transition Office (ITO) continues to coordinate and oversee the transition from CDOR to ARRs, with a focus on managing and mitigating internal risks, as well as managing our client relationships. The ITO is sponsored and supported by senior management and has a global mandate to address the bank’s industry and regulatory engagement, internal and external communications, technology and operations modifications, introduction of new products, migration of existing client contracts, program strategy and governance, and to evaluate financial reporting impacts, including impacts on hedge accounting. As the market continues to develop, we have added and will continue to add
ARR-based
products to our suite of offerings. We continue to incorporate contractual fallback provisions in new CDOR-based cash products in order to ensure there is an ARR at the time of the relevant CDOR cessation.
The following table presents quantitative information as at
October
31, 2023, which includes financial instruments that referenced remaining CDOR and BA rate settings, or are demand facilities that will be subject to remediation to amend the benchmark interest rate. The quantitative information as at October 31, 2022, which includes financial instruments that referenced remaining USD LIBOR settings due to mature after June 30, 2023, or after June 28, 2024 for remaining CDOR and BA rate settings, or are demand facilities that will be subject to remediation to amend the benchmark interest rate. Changes in our holdings of financial instruments during fiscal 2023 reduced our exposure to transition risks since adoption of these Phase 2 amendments. In the ordinary course of business, our exposures may continue to fluctuate with no significant impact expected on our IBOR conversion plans.

(Canadian $ in millions)	CDOR	CDOR	USD LIBOR (7)
	2023	2022	2022
Non-derivative assets (1)	44,370	37,101	48,162
Non-derivative liabilities (1)	4,584	4,583	3,335
Derivative notional amounts (2)(3)	1,779,140	1,554,518	1,870,472
Authorized and committed loan commitments (4)(5)(6)	55,548	26,106	90,797

(1)	All amounts are presented based on contractual amounts outstanding with the exception of securities, recorded in non-derivative assets, which are presented based on carrying value.
(2)
Notional amounts represent the amount to which a rate or price is applied in order to calculate the amount of cash that must be exchanged under the contract. Notional amounts do not represent assets or liabilities and therefore are not recorded in our Consolidated Balance Sheet.

(3)
Includes certain cross-currency swap positions where both the pay and receive legs currently reference an IBOR. For those derivatives, the table above includes the notional amounts for both the pay and receive legs in the relevant columns aligning with the IBOR exposure.

(4)
Excludes personal lines of credit and credit cards that are unconditionally cancellable at our discretion. A large majority of these commitments expire without being drawn upon. As a result, the total contractual amounts may not be representative of the funding likely to be required for these commitments.

(5)
Includes loan commitments where our customers have the option to draw from their facility in multiple currencies. Amounts drawn will be subject to prevailing IBORs for the foreign currency, including those that are in scope of IBOR reform.

(6)	Commitments also include backstop liquidity facilities provided by the bank to external parties.
(7)	As at October 31, 2023, BMO had transitioned all exposure to USD LIBOR settings to ARRs .
Use of Estimates and Judgments
The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the carrying amounts of certain assets and liabilities, certain amounts reported in net income and other related disclosures.
The most significant assets and liabilities for which we must make estimates and judgments include the allowance for credit losses (ACL); financial instruments measured at fair value; pension and other employee future benefits; impairment of securities; income taxes and deferred tax assets; goodwill and intangible assets; insurance-related liabilities; provisions, including legal proceedings and restructuring charges; transfers of financial assets; consolidation of SEs; and the valuation of the assets and liabilities related to our acquisition of Bank of the West. We make judgments in assessing the business model for financial assets, as well as whether substantially all risks and rewards have been transferred in respect of transfers of financial assets and whether we control SEs, as discussed in Notes 6 and 7, respectively. If actual results were to differ from the estimates, the impact would be recorded in future periods.
The economic outlook is subject to several risks that could lead to a more severe contraction of the North American economy, including elevated inflation leading to possible further increases in interest rates, an escalation of geopolitical risks including wars in Ukraine and the Middle East, an increase in trade tensions between the United States and China and a further deterioration in diplomatic relations between Canada and India. The impacts on our business, results of operations, reputation, financial performance and condition, including the potential for credit, counterparty and mark-to-market
losses, and on our credit ratings and regulatory capital and liquidity ratios, as well as impacts on our customers and competitors, will depend on future developments, which remain uncertain. By their very nature, the judgments and estimates we make for the purposes of preparing our consolidated financial statements relate to matters that are inherently uncertain. However, we have detailed policies and internal controls that are intended to ensure the judgments made in estimating these amounts are well controlled and independently reviewed, and that our policies are consistently applied from period to period. We believe that our estimates of the value of our assets and liabilities are appropriate as at October 31, 2023.

Allowance for Credit Losses
The expected credit loss (ECL) model requires the recognition of credit losses generally based on 12 months of expected losses for performing loans and the recognition of lifetime losses on performing loans that have experienced a significant increase in credit risk since origination.
The determination of a significant increase in credit risk takes into account many different factors and varies by product and risk segment. The bank’s methodology for determining significant increase in credit risk is based on the change in probability of default (PD) between origination and reporting date, assessed using probability-weighted scenarios, as well as certain other criteria, such as
30-day
past due and watchlist status. The assessment of a significant increase in credit risk requires experienced credit judgment.
In determining whether there has been a significant increase in credit risk and in calculating the amount of ECL, we must rely on estimates and exercise judgment regarding matters for which the ultimate outcome is unknown. These judgments include changes in circumstances that may cause future assessments of credit risk to be materially different from current assessments, which could require an increase or decrease in the ACL. The calculation of ECLs includes the explicit incorporation of forecasts of future economic conditions. We have developed models incorporating specific macroeconomic variables that are relevant to each portfolio. Key economic variables for our retail portfolios include primary operating markets of Canada, the United States and regional markets where considered significant. Forecasts are developed internally by our Economics group, considering external data and our view of future economic conditions. We exercise experienced credit judgment to incorporate multiple economic forecasts, which are probability-weighted in the determination of the final ECL. The allowance is sensitive to changes in both economic forecasts and the probability weight assigned to each forecast scenario.
Additional information regarding the ACL is included in Note 4.
Financial Instruments Measured at Fair Value
Fair value measurement techniques are used to value various financial assets and financial liabilities, and are also used in performing impairment testing on certain non-financial
assets.
Additional information regarding our fair value measurement techniques is included in Note 17.
Pension and Other Employee Future Benefits
Our pension and other employee future benefit expense is calculated by our independent actuaries using assumptions determined by management. If actual experience were to differ from the assumptions used, we would recognize this difference in other comprehensive income.
Pension and other employee future benefit expense, plan assets and defined benefit obligations are also sensitive to changes in discount rates. We determine discount rates for all of our plans using high-quality AA rated corporate bond yields with terms matching the plans’ specific cash flows.
Additional information regarding our accounting for pension and other employee future benefits is included in Note 21.
Impairment of Securities
We review investments in associates and joint ventures at each quarter-end
reporting period to identify and evaluate investments that show indications of possible impairment. For these equity securities, a significant or prolonged decline in the fair value of a security below its cost is objective evidence of impairment.
Debt securities measured at amortized cost or FVOCI are assessed for impairment using the ECL model. For securities determined to have low credit risk, the ACL is measured at a
12-month
ECL.
Additional information regarding our accounting for debt securities measured at amortized cost or FVOCI and investments in associates and joint ventures, ACL and the determination of fair value is included in Notes 3 and 17.
Income Taxes and Deferred Tax Assets
The provision for income taxes is calculated based on the expected tax treatment of transactions recorded in either our Consolidated Statement of Income or Consolidated Statement of Changes in Equity. In determining the provision for income taxes, we interpret tax legislation, case law and administrative positions in numerous jurisdictions and, based on our judgment, record our estimate of the amount required to settle tax obligations. We also make assumptions about the expected timing of the reversal of deferred tax assets and liabilities. If our interpretations and assumptions differ from those of tax authorities, or if the timing of reversals is not as expected, our provision for income taxes could increase or decrease in future periods. The amount of any such increase or decrease cannot be reasonably estimated.
Deferred tax assets are recognized only when it is probable that sufficient taxable profit will be available in future periods against which deductible temporary differences or unused tax losses and tax credits may be utilized. We are required to assess whether it is probable that our deferred tax assets will be realized. The factors used to assess the probability of realization are our past experience of income and capital gains, our forecast of future net income before taxes, and the remaining expiration period of tax loss carryforwards and tax credits. Changes in our assessment of these factors could increase or decrease our provision for income taxes in future periods.
Additional information regarding our accounting for income taxes is included in Note 22.
Goodwill and Intangible Assets
For the purpose of impairment testing, goodwill is allocated to our groups of cash-generating units (CGUs), which represent the lowest level within the bank at which goodwill is monitored for internal management purposes. Impairment testing is performed at least annually, by comparing the carrying values and the recoverable amounts of the CGUs to which goodwill has been allocated to determine whether the recoverable amount of each group is greater than its carrying value. If the carrying value of the group were to exceed its recoverable amount, an impairment calculation would be performed. The recoverable amount of a CGU is the higher of its fair value less costs to sell and value in use.

In
determining fair value less costs to sell, we employ a discounted cash flow model
consistent with those we use when we acquire a business. This model is dependent on assumptions related to revenue growth, discount rates, synergies achieved on acquisition and the availability of comparable acquisition data. Changes in any of these assumptions would affect the determination of fair value for each CGU in a different manner. Management must exercise judgment and make assumptions in determining fair value less costs to sell, and differences in judgment and assumptions could affect the determination of fair value and any resulting impairment write-down.
Intangible assets with a definite life are amortized to income on either a straight-line or an accelerated basis over a period not exceeding 15 years, depending on the nature of the asset. We test definite-life intangible assets for impairment when circumstances indicate the carrying value may not be recoverable. Indefinite-life intangible assets are tested annually for impairment. If any intangible assets are determined to be impaired, we write them down to their recoverable amount, the higher of value in use and fair value less costs to sell, when this is less than the carrying value.
Additional information regarding goodwill and intangible assets is included in Note 11.
Insurance-Related Liabilities
Insurance claims and policy benefit liabilities represent current claims and estimates of future insurance policy benefit liabilities. Liabilities for life insurance contracts are determined using the Canadian Asset Liability Method, which incorporates best-estimate assumptions for mortality, morbidity, policy lapses, surrenders, future investment yields, policy dividends, administration costs and margins for adverse deviation. These assumptions are reviewed at least annually and updated to reflect actual experience and market conditions. The most significant impact on the valuation of a liability would result from a change in the assumption for future investment yields.
Additional information regarding insurance-related liabilities is included in

Note 14.
Provisions
A provision, including provisions for legal proceedings and restructuring charges, is recognized if, as a result of a past event, the bank has a present legal or constructive obligation that can be estimated reliably, and it is probable that an outflow of economic benefits will be required to settle the obligation. A provision is recorded at the best estimate of the amount required to settle an obligation as at the balance sheet date, taking into account the risks and uncertainties associated with the obligation. Management and external experts are involved in estimating any provision, as necessary. The actual costs of settling some obligations may be substantially higher or lower than the amounts of the provisions.
Additional information regarding provisions is included in Note 24.
Transfer of Financial Assets
We enter into transactions in which we transfer financial assets, typically mortgage loans, mortgage-backed securities and credit card loans, to a structured entity or third party to obtain alternate sources of funding or as part of our trading activities. We assess whether substantially all of the risks and rewards of, or control over, the assets have been transferred in order to determine whether they qualify for derecognition. Where we continue to be exposed to substantially all of the repayment, interest rate and/or credit risk associated with the securitized assets, they do not qualify for derecognition. We continue to recognize the assets and the related cash proceeds as secured financings in our Consolidated Balance Sheet.
Additional information regarding transferred financial assets is included in Note 6.
Consolidation of Structured Entities
Securitization vehicles sponsored by the bank typically have limited decision-making authority. The structure of these vehicles limits the activities they can undertake, the types of assets they can hold and the funding of their activities. We control and consolidate these vehicles when we have the key decision-making powers necessary to obtain the majority of the benefits from their activities.
For certain investments in limited partnerships, we exercise judgment in determining whether we control an entity. Based on an assessment of our interests and rights, we have determined that we do not control certain entities, even though we may have an ownership interest greater than 50%. This may be the case when we are not the general partner in an arrangement and the general partner’s rights most significantly affect the returns of the entity. Additionally, we have determined that we control certain entities despite having an ownership interest of less than
50
%. This may be the case when we are the general partner in an arrangement and the general partner’s rights most significantly affect the returns of the entity.
Additional information regarding SEs is included in Notes 7 and 20.
Acquisition of Bank of the West – Valuation of Assets and Liabilities
Significant judgments and assumptions were used to determine the fair value of the Bank of the West assets acquired and liabilities assumed, including the loan portfolio, core-deposit and other relationship intangible assets, and fixed maturity deposits.
For loans, the determination of fair value involved estimating the cash flows which are expected to be received on all purchased loans and discounting these back to their present value. We estimated expected cash flows based on models that incorporate management’s best estimate of current key assumptions such as default rates, loss severity, timing of prepayments and collateral. In determining the discount rate, we considered various factors, including our cost to raise funds in the current market, the risk premium associated with the loans and the cost to service the portfolios.
For core-deposit intangible assets, fair value was determined using a discounted cash flow approach, comparing the present value of the cost to maintain the acquired deposits to the cost of alternative funding. The present value of the cost to maintain the acquired deposits includes an estimate of future interest costs and operating expenses for the core deposits acquired. Core deposits are those that we considered to be stable, below-market sources of funding. Deposit run-off
was estimated using historical attrition data, comparing this to market sources at the date of acquisition.
We calculated the fair value of wealth management and credit card customer relationships acquired based on the excess of estimated future cash inflows (i.e. revenue from the acquired relationships) over the related estimated cash outflows (i.e. operating costs and contributory asset charges) over the estimated life of the customer base.
The determination of the fair value of fixed maturity deposits involved estimating the cash flows to be paid and discounting these back to their present value. The timing and amount of cash flows include significant management judgment regarding the likelihood of early redemption and the timing of withdrawal by the customer. Discount rates were based on the prevailing rates we were paying on similar deposits at the date of acquisition.

The fair value of all other assets and liabilities, including real estate properties, was calculated using market data where possible, as well as management judgment, to determine the price that would be obtained in an arms-length transaction between knowledgeable, willing parties.
Additional information regarding our accounting for the acquisition is included in Notes 4 and 10.
Future Changes in IFRS and Accounting Policies
IFRS 17 Insurance Contracts
In May 2017, the IASB issued IFRS 17
Insurance Contracts
(IFRS 17), which provides a comprehensive approach to accounting for all types of insurance contracts and will replace existing IFRS 4
Insurance Contracts
(IFRS 4). The standard was subsequently amended in June 2020 with additional narrow-scope amendments in December 2021. IFRS 17 will be effective for our fiscal year beginning November 1, 2023. We established an enterprise-wide project in order to meet the requirements of IFRS 17.
IFRS 17 will change the fundamental principles used to recognize and measure insurance contracts, including life insurance contracts, reinsurance contracts held and investment contracts with discretionary participation features.
Key differences from IFRS 4 are as follows:
IFRS 17 requires us to measure groups of contracts based on our estimates of the present value of future cash flows that are expected to arise as we fulfill the contracts, an explicit risk adjustment for insurance-specific risk and a contractual service margin (CSM) that represents unearned profits. The CSM component of the insurance contract liability will be amortized into income as services/insurance coverage is provided. For groups of onerous contracts that are expected to experience losses, we are required to record these losses in income immediately. Under IFRS 4, there is no similar grouping requirement and gains/losses on new business are recognized in income immediately.

The discount rate we use under IFRS 4 is connected to the net yield of the assets held to support insurance contract liabilities. Under IFRS 17, the rate used to discount our insurance contract liabilities will reflect the characteristics of those insurance contract liabilities. We have elected the accounting policy choice under IFRS 17 to recognize changes in the discount rate and financial assumptions on insurance contract liabilities, through the Consolidated Statement of Income.
On transition, we are required to apply a full retrospective approach where we restate prior periods as if we had always applied IFRS 17, unless impracticable, in which case we will apply either the modified retrospective approach where we apply specific modifications to the full retrospective approach, or the fair value approach where we determine a fair value for the CSM by taking the difference between discounted fulfilment cash flows and risk adjustment using market participant assumptions versus using our own IFRS 17 assumptions. We have completed our assessment of IFRS 17 and will apply the full retrospective approach to our creditor business and the fair value approach to all other products written prior to November 1, 2022.
The estimated impact of adopting IFRS 17 as at November 1, 2022 is an increase in assets of approximately $1,050 million, an increase in liabilities of approximately $2,090 million and a decrease in shareholders’ equity of approximately $1,435 million ($1,040 million after-tax). The CSM will qualify as Tier 1 Capital.
IAS 40 Investment Property
On transition to IFRS 17, we plan to voluntarily change our accounting policy for the measurement of investment properties, recorded in insurance-related
assets in other assets in our Consolidated Balance Sheet, from cost to fair value in order to better align returns on our investment properties with gains and losses from our insurance business. IAS 40
Investment Property
permits either measurement approach. We will apply the change retrospectively, as if we had always accounted for investment properties at fair value. This change is expected to increase assets by approximately $
135 million and increase
shareholders’
equity by approximately $185 million ($135
million
after-tax)
as at November 1, 2022.
The impact of these combined changes on our Common Equity Tier 1 (CET1)
Ratio
is not expected to be material.
IAS 12 Income Taxes
In May 2021, the IASB issued an amendment to IAS 12
Income Taxes
(IAS 12), which will be effective for our fiscal year beginning November 1, 2023. The amendment narrows the IAS 12 exemption to exclude transactions that give rise to equal and offsetting temporary
differences (e.g. leases and asset retirement obligations). Upon adoption of the amendment, we will record separate deferred tax assets and liabilities related to the assets and liabilities that give rise to these temporary differences. There will be no impact on our Consolidated Balance Sheet, as the balances are eligible for offset when levied by the same tax authority. This change will impact note disclosure only.
In May 2023, the IASB issued an additional amendment to IAS 12. The amendment addresses concerns around accounting for the global minimum top-up tax as outlined in the two-pillar plan for international tax reform developed by members of the Organisation for Economic
Co-operation
and Development/G20 Inclusive Framework on Base Erosion and Profit Shifting. The objective of the tax reform is to ensure that large multinational groups are subject to a minimum tax rate of 15% on income earned in each jurisdiction that they carry on business. We will be impacted by the tax reform once the Canadian federal government, or a foreign government of a country in which we operate, passes into law the global minimum tax. The amendment to IAS 12 includes temporary mandatory relief from recognizing and disclosing deferred taxes for the top-up tax, that will be applicable once the measures are substantively enacted.